                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                         QUICKTURN DESIGN SYSTEMS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 12, 1998
                                       OF
                                   MGZ CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                          MENTOR GRAPHICS CORPORATION

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON WEDNESDAY, SEPTEMBER 9, 1998 UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

             BY MAIL:                   BY FACSIMILE TRANSMISSION:        BY HAND OR OVERNIGHT DELIVERY:
           P.O. Box 84                        (212) 858-2611                     One State Street
      Bowling Green Station             Attn: Reorganization Dept.           New York, New York 10004
  New York, New York 10274-0084                                             Attn: Reorganization Dept.
    Attn: Reorganization Dept.                                          Securities Processing Window SC-1

                          CONFIRM RECEIPT OF FACSIMILE
                                 BY TELEPHONE:
                                 (212) 858-2103

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Shares and/or Rights (as such terms are defined below) are to be forwarded herewith or if delivery of Shares and/or Rights, is to be made by book-entry transfer to the Depositary's account at The Depositary Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures described in Section 3 of the Offer to Purchase (as defined below) dated August 12, 1998. Unless the Rights Condition (as defined in the Offer to Purchase) is satisfied, stockholders will be required to tender one Right for each Share tendered in order to effect a valid tender of Shares. UNLESS THE DISTRIBUTION DATE (AS DEFINED IN THE OFFER TO PURCHASE) OCCURS, A TENDER OF SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS.

    Stockholders whose certificates representing Shares (the "Share Certificates") or, if applicable, certificates representing the Rights (the "Rights Certificates"), are not immediately available or who cannot deliver their Share Certificates (or, if applicable, Rights Certificates) and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares and/or Rights, must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 4. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    / / CHECK HERE IF SHARES AND/OR RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY
        TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
        Name of Tendering Institution ______________________________________
        Account Number ________________  Transaction Code Number ___________

    / / CHECK HERE IF SHARES AND/OR RIGHTS ARE BEING TENDERED PURSUANT TO A
        NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
        Name(s) of Registered Holder(s) ____________________________________
        Window Ticket No. (if any) _________________________________________
        Date of Execution of Notice of Guaranteed Delivery _________________ Name of Institution which Guaranteed Delivery ______________________

                                DESCRIPTION OF SHARES TENDERED
 NAME(S) AND ADDRESS(ES) OF HOLDER(S) (PLEASE
                   FILL IN,
IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE    SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                CERTIFICATE(S))                      (ATTACH ADDITIONAL LIST, IF NECESSARY)

                                                                  TOTAL NUMBER
                                                                   OF SHARES
                                                     SHARE        EVIDENCED BY     NUMBER OF
                                                  CERTIFICATE        SHARE           SHARES
                                                   NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
                                                 Total Shares
 *  Need not be completed by stockholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share
    Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

                                DESCRIPTION OF RIGHTS TENDERED*
 NAME(S) AND ADDRESS(ES) OF HOLDER(S) (PLEASE
                   FILL IN,
   IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON       RIGHTS CERTIFICATE(S) AND RIGHTS TENDERED
            RIGHTS CERTIFICATE(S))                   (ATTACH ADDITIONAL LIST, IF NECESSARY)

                                                                  TOTAL NUMBER
                                                                   OF RIGHTS
                                                     RIGHTS       EVIDENCED BY     NUMBER OF
                                                  CERTIFICATE        RIGHTS          RIGHTS
                                                  NUMBER(S)**    CERTIFICATE(S)**  TENDERED***
                                                 Total Rights
 *   Need not be completed unless separate Rights Certificates have been issued.
 **  Need not be completed by stockholders delivering Rights by book-entry transfer.
 *** Unless otherwise indicated, it will be assumed that all Rights evidenced by each Rights
     Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to MGZ Corp, a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Mentor Graphics Corporation, an Oregon corporation ("Parent"), the above-described shares of common stock, par value $.001 per share (the "Shares"), of Quickturn Design Systems, Inc., a Delaware corporation (the "Company"), including the associated preferred stock purchase rights issued pursuant to the Rights Agreement between the Company and The First National Bank of Boston, dated as of January 10, 1996 (the "Rights"), pursuant to Purchaser's offer to purchase all outstanding Shares (and associated Rights) at a purchase price of $12.125 per Share (and associated Right), net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 12, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of the Shares and Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby and all other Shares and Rights or other securities issued or issuable in respect thereof (including, without limitation, the issuance of additional shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of other rights (other than the separation of the Rights from the Shares)) that is declared or paid by the Company on or after August 12, 1998 (a "Distribution") and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Rights (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates and Rights Certificates (and any Distributions), or transfer ownership of such Shares or Rights (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares and Rights (and any Distributions) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned understands that, unless the Rights Condition is satisfied, holders of Shares will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. Unless and until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date, a tender of Shares will constitute a tender of the associated Rights. If a Distribution Date has occurred, Rights Certificates representing that number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for such Shares to be validly tendered. If a Distribution Date has occurred but Rights Certificates have not been received by the undersigned, the undersigned agrees hereby to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within three Nasdaq National Market trading days of the date such Rights Certificates are distributed. Purchaser reserves the right to require that the Depositary receive such Rights Certificates, or a Book-Entry Confirmation (as defined in the Offer to Purchase), if available, with respect to such Rights prior to accepting Shares for payment. Payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, such Rights Certificates, if such certificates have been distributed to holders of Shares. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

    The undersigned hereby irrevocably appoints designees of Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares and Rights tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any Distributions), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or otherwise. This appointment shall be effective when, and only to the extent that, Purchaser accepts such Shares and Rights as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares and Rights tendered hereby, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares and Rights (and any Distributions), and no subsequent proxies will be given or written consents executed by the undersigned (and if given or executed, will not be deemed effective).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby (and any Distributions) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and Rights tendered hereby (and any Distributions). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that the tender of Shares and, if applicable, Rights pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Offer Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

    Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates (and/or, if applicable, Rights Certificates) evidencing any Shares or Rights not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares or Rights tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price and return any Share Certificates (and/or, if applicable, Rights Certificates) evidencing any Shares or Rights not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price and/or return any Share Certificates (and/or, if applicable, Rights Certificates) evidencing any Shares or Rights not tendered or not purchased in the name(s) of, and mail said check and Share Certificates (and/or, if applicable, Rights Certificates) to, the person(s) so indicated. The undersigned acknowledges that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares or Rights from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares or Rights so tendered.

--------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Share Certificates or Rights Certificates not tendered or not purchased are, and/or the check for the purchase price is, to be issued in the name of someone other than the undersigned, or if Shares and/or Rights tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

  Issue: / / Check / / Share Certificate(s) (or, if applicable, Rights Certificates) to:
  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                                                                   (ZIP CODE)
   __________________________________________________________________________
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

  / / Credit Shares (or Rights, if applicable) delivered by book-entry transfer and not purchased to the account set forth below:

  Account Number _____________________________________________________________
--------------------------------------------------
--------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Share Certificates and/or Rights Certificates not tendered or not purchased are, and/or the check for the purchase price is, to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under the undersigned's signature.

  Mail: / / Check / / Share Certificate(s) (or, if applicable, Rights Certificates) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                                                                   (ZIP CODE)
   __________________________________________________________________________
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

-----------------------------------------------------

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)
________________________________________________________________________________
________________________________________________________________________________

                           Signature(s) of Holder(s)
                           Dated:____________________

    (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on the Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) or on a security position listing or by a person(s) authorized to become the registered holder(s) of such Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)
Name(s): _______________________________________________________________________

                                 (Please Print)
Capacity (full title): _________________________________________________________
Address: _______________________________________________________________________

                                                              (Include Zip Code)
Area Code and Telephone No.: ___________________________________________________
Taxpayer Identification or Social Security No.: ________________________________

                   (See Substitute Form W-9 on reverse side)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)
Authorized Signature: __________________________________________________________
Name: __________________________________________________________________________

                             (Please Type or Print)
Title: _________________________________________________________________________
Name of Firm: __________________________________________________________________
Address: _______________________________________________________________________

                                                              (Include Zip Code)
Area Code and Telephone No.: ___________________________________________________
Dated: _________________________________________________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares and Rights tendered thereby are tendered (i) by a registered holder of Shares and Rights who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or
(ii) for the account of an Eligible Institution. See Instruction 5. If Share Certificates (and/or, if applicable, Rights Certificates) are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Share Certificates or Rights Certificates are to be issued or returned to, a person other than the registered owner or owners, then the tendered Share Certificates (and/or, if applicable, Rights Certificates) must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates (and/or, if applicable, Rights Certificates), with the signatures on the Share Certificates (and/or, if applicable, Rights Certificates) or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used if Share Certificates (and/or, if applicable, Rights Certificates) are to be forwarded herewith or, unless an Agent's Message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). If a Distribution Date (as defined in the Offer to Purchase) has occurred, Rights Certificates, or Book-Entry Confirmation of a transfer of Rights into the Depositary's account at the Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantee, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three Nasdaq National Market trading days of the date on which such Rights Certificates are distributed. If Share Certificates (and/or, if applicable, Rights Certificates) are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates (and/or, if applicable, Rights Certificates) are not immediately available, who cannot deliver their Share Certificates (and/or, if applicable, Rights Certificates) and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution;
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates (and/or, if applicable, Rights Certificates) for all tendered Shares or Rights, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares or Rights delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within (i) in the case of Shares, three Nasdaq National Market trading days of the date of execution of such Notice of Guaranteed Delivery or
(ii) in the case of Rights, a period ending on the later of (y) three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery and (z) three Nasdaq National Market trading days after the date Rights Certificates are distributed, all as provided in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES, RIGHTS CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a manually signed facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares and Rights for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the Share Certificate (and/or, if applicable, Rights Certificate) numbers, the number of Shares evidenced by such Share Certificates (and/or if applicable, the number of Rights evidenced by such Rights Certificates) and the number of Shares (and/or, if applicable, the number of Rights) tendered should be listed on a separate signed schedule and attached hereto.

    4. PARTIAL TENDERS. If fewer than all the Shares evidenced by a Share Certificate (and/or, if applicable, fewer than all the Rights evidenced by a Rights Certificate) delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares (and/or, if applicable, Rights) which are to be tendered in the box entitled "Number of Shares Tendered" (and/or, if applicable, "Number of Rights Tendered"). In such cases, new Share Certificates (and/or, if applicable, Rights Certificates) evidencing the remainder of the Shares that were evidenced by the Share Certificates (and/or, if applicable, Rights Certificates) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares (and/or, if applicable, Rights) evidenced by Share Certificates (and/or, if applicable, Rights Certificates) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) without alteration, enlargement or any other change whatsoever.

    If any of the Shares or Rights tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares or Rights tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, no endorsements of Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) or separate stock powers are required, unless payment of the purchase price is to be made, or Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) evidencing Shares or Rights not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares or Rights tendered hereby, the Share Certificate(s) evidencing the Shares (and/or, if applicable, Rights Certificate(s) evidencing Rights) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s) (or, if applicable, Rights Certificate(s)). Signature(s) on any such Share Certificate(s) (or, if applicable, Rights Certificate(s)) or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Share Certificate (and/or, if applicable, Rights Certificate) or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

    6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) evidencing Shares or Rights not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s) of such Shares or Rights, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) (AND/OR, IF APPLICABLE, RIGHTS CERTIFICATE(S)) LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued, or any Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) evidencing Shares or Rights not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) evidencing Shares or Rights not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares or Rights by book-entry transfer may request that Shares or Rights not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares or Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

    8. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. In the case of any holder who has completed the box entitled "Special Payment Instructions," however, the correct TIN on Substitute Form W-9 should be provided for the recipient of the payment pursuant to such instructions. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares and Rights.

    9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover of the Offer to Purchase. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks and trust companies.

    THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH SHARE CERTIFICATES (AND/OR, IF APPLICABLE, RIGHTS CERTIFICATES) OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a holder of Shares whose tendered Shares and/or Rights are accepted for payment is required by law to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 below. The holder of Shares and/or Rights must also state that (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, the holder of Shares and/or Rights may be subject to a $50 penalty imposed by the Internal Revenue Service and payments made to such holder may be subject to backup withholding.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder of Shares and/or Rights. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to backup withholding rules will be available as a credit against such holder's tax liabilities. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

WHAT NUMBER TO GIVE THE DEPOSITARY

    If the holder of Shares and/or Rights is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares and/or Rights tendered hereby. If the Shares and/or Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder of Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I of the Substitute Form W-9 and the Depositary is not provided with a TIN within thirty (30) days, the Depositary may withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.

                PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY

            SUBSTITUTE              PART I -- Taxpayer Identification   ---------------------------------
             FORM W-9               Number -- For all accounts, enter         Social Security Number
Department of the Treasury          taxpayer identification number in   OR
Internal Revenue Service            the box at right. (For most         ---------------------------------
                                    individuals this is your social       Employer Identification Number
                                    security number. If you do not            (If awaiting TIN write
                                    have a number, see Obtaining a                "Applied For")
                                    Number in the enclosed
                                    GUIDELINES.) Certify by signing
                                    and dating below.
                                    Note: If the account is in more
                                    than one name, see chart in the
                                    enclosed GUIDELINES to determine
                                    which number to give the payer
PAYER'S REQUEST FOR TAXPAYER        PART II -- For Payees exempt from backup withholding, see the enclosed
IDENTIFICATION NUMBER (TIN)         GUIDELINES and complete as instructed therein.
CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because (a) I have not been notified by the Internal
    Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed GUIDELINES.)

SIGNATURE ------------------------------------                          DATE ------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
  OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE
   ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                  SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON
                  APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depositary within thirty (30) days, 31% of all reportable payments made to me thereafter may be withheld.

  SIGNATURE
  ------------------------------------------  DATE
  --------------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue

                            New York, New York 10010

                         (212) 929-5500 (call collect)
                                       OR
                         CALL TOLL-FREE (800) 322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:

                              SALOMON SMITH BARNEY

                            Seven World Trade Center

                            New York, New York 10048

                                 (212) 783-3738

                                 (800) 558-3745